UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 30, 2004

SLM FUNDING LLC

formerly known as SLM FUNDING CORPORATION

(Exact name of registrant as specified in its charter)

Originator of:

the Sallie Mae Student Loan Trust 1996-1,	the SLM Student Loan Trust 2002-4,
the SLM Student Loan Trust 1996-2,	the SLM Student Loan Trust 2002-5,
the SLM Student Loan Trust 1996-3,	the SLM Student Loan Trust 2002-6,
the SLM Student Loan Trust 1996-4,	the SLM Student Loan Trust 2002-7,
the SLM Student Loan Trust 1997-1,	the SLM Student Loan Trust 2002-8,
the SLM Student Loan Trust 1997-2,	the SLM Student Loan Trust 2003-1,
the SLM Student Loan Trust 1997-3,	the SLM Student Loan Trust 2003-2,
the SLM Student Loan Trust 1997-4,	the SLM Student Loan Trust 2003-3,
the SLM Student Loan Trust 1998-1,	the SLM Student Loan Trust 2003-4,
the SLM Student Loan Trust 1998-2,	the SLM Student Loan Trust 2003-5,
the SLM Student Loan Trust 1999-1,	the SLM Student Loan Trust 2003-6,
the SLM Student Loan Trust 1999-2,	the SLM Student Loan Trust 2003-7,
the SLM Student Loan Trust 1999-3,	the SLM Student Loan Trust 2003-8,
the SLM Student Loan Trust 2000-1,	the SLM Student Loan Trust 2003-9,
the SLM Student Loan Trust 2000-2,	the SLM Student Loan Trust 2003-10,
the SLM Student Loan Trust 2000-3,	the SLM Student Loan Trust 2003-11,
the SLM Student Loan Trust 2000-4,	the SLM Student Loan Trust 2003-12,
the SLM Student Loan Trust 2001-1,	the SLM Student Loan Trust 2003-14,
the SLM Student Loan Trust 2001-2,	the SLM Student Loan Trust 2004-1,
the SLM Student Loan Trust 2001-3,	the SLM Student Loan Trust 2004-2,
the SLM Student Loan Trust 2001-4,	the SLM Student Loan Trust 2004-3,
the SLM Student Loan Trust 2002-1,	the SLM Student Loan Trust 2004-4,
the SLM Student Loan Trust 2002-2,	the SLM Student Loan Trust 2004-5, and
the SLM Student Loan Trust 2002-3,	the SLM Student Loan Trust 2004-6.

DELAWARE	33-95474/333-2502/333-24949/	23-2815650
(State or other Jurisdiction	333-44465/333-30932/333-68660/	(I.R.S. employer
of formation)	333-97247/333-104887	Identification No.)
(Commission File Numbers)

11600 SALLIE MAE DRIVE

RESTON, VA 20193 MDC 1764

(Address of principal executive offices)

Registrant’s telephone number: (703) 810-7677

Exhibit Index appears on Page 5

ITEM 5. OTHER EVENTS.

Closing of SLM Student Loan Trust 2004-6.

Effective as of June 30, 2004, SLM Funding LLC (“SLM Funding”), Chase Manhattan Bank USA, National Association, not in its individual capacity but solely as eligible lender trustee (the Eligible Lender Trustee”) and The Bank of New York, not in its individual capacity but solely as indenture trustee (the “Indenture Trustee”), executed and delivered the Trust Agreement dated as of June 30, 2004 pursuant to which the SLM Student Loan Trust 2004-1 (the “Trust”) was formed.

On June 23, 2004, the following agreements were executed and delivered by the respective parties thereto: the Underwriting Agreement and the Pricing Agreement relating to the Student Loan-Backed Notes to issued by the Trust, each dated June 23, 2004, among SLM Funding, the Student Loan Marketing Association (“SLMA”) and Deutsche Bank Securities Inc., Merrill Lynch, Pierce, Fenner and Smith Incorporated and Morgan Stanley & Co. Incorporated (the “Underwriters”).

In connection with the foregoing, the following agreements were executed and delivered by the respective parties thereto: (a) the SLMA Purchase Agreement, dated as of June 30, 2004, by and among SLM Funding, Chase Manhattan Bank USA, National Association, not in its individual capacity but solely as interim eligible lender trustee (the “Interim Eligible Lender Trustee”), and SLMA; (b) the SLM Education Finance Credit Corporation (“ECFC”) Purchase Agreement, dated as of June 30, 2004, by and among SLM Funding, the Interim Eligible Lender Trustee and ECFC; (c) the Interim Trust Agreement, dated as of June 1, 2004, by and between SLM Funding and the Interim Eligible Lender Trustee; (d) the Indenture, dated as of June 1, 2004, by and among the Trust, the Eligible Lender Trustee and the Indenture Trustee; (e) the Sale Agreement, dated as of June 30, 2004, by and among the Trust, the Eligible Lender Trustee, SLM Funding and the Interim Eligible Lender Trustee (f) the Administration Agreement, dated as of June 30, 2004, by and among the Trust, Sallie Mae, Inc., in its capacity as administrator (the “Administrator”), the Eligible Lender Trustee, Sallie Mae, Inc., in its capacity as the servicer, (the “Servicer”), SLM Funding and the Indenture Trustee, and (g) the Servicing Agreement, dated as of June 30, 2004, by and among the Servicer, the Administrator, the Trust, the Eligible Lender Trustee and the Indenture Trustee.

On June 30, 2004, the Trust issued $3,030,582,000 of its Student Loan-Backed Notes.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

1.1	Underwriting Agreement relating to the Student Loan-Backed Notes, dated June 23, 2004, by and among SLM Funding, SLMA and the Underwriters.

1.2	Pricing Agreement relating to the Student Loan-Backed Notes, dated June 23, 2004, by and among SLM Funding, SLMA and the Underwriters.

4.1	Amended and Restated Trust Agreement, dated as of June 30, 2004, by and among SLM Funding, the Eligible Lender Trustee and the Indenture Trustee.

4.2	Interim Trust Agreement, dated as of June 1, 2004, by and between SLM Funding and the Interim Eligible Lender Trustee.

4.3	Indenture, dated as of June 1, 2004, by and among the Trust, the Eligible Lender Trustee and the Indenture Trustee.

99.1	SLMA Purchase Agreement, dated as of June 30, 2004, by and among SLM Funding, the Interim Eligible Lender Trustee and SLMA.

99.2	ECFC Purchase Agreement, dated as of June 30, 2004, by and among SLM Funding, the Interim Eligible Lender Trustee and ECFC.

99.3	Sale Agreement, dated as of June 30, 2004, by and among SLM Funding, the Interim Eligible Lender Trustee, the Eligible Lender Trustee and the Trust.

99.4	Administration Agreement, dated as of June 30, 2004, by and among the Trust, the Administrator, SLM Funding, the Eligible Lender Trustee, the Servicer and the Indenture Trustee.

99.5	Servicing Agreement, dated as of June 30, 2004, by and among the Servicer, the Administrator, the Trust, the Eligible Lender Trustee and the Indenture Trustee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 6, 2004	SLM FUNDING LLC

	By:	/s/ MARK L. HELEEN
Name: Mark L. Heleen
Title: VICE PRESIDENT

INDEX TO EXHIBIT

Exhibit Number	Exhibit
1.1	Underwriting Agreement relating to the Student Loan-Backed Notes, dated June 23, 2004, by and among SLM Funding, SLMA and the Underwriters.

1.2	Pricing Agreement relating to the Student Loan-Backed Notes, dated June 23, 2004, by and among SLM Funding, SLMA and the Underwriters.

4.1	Amended and Restated Trust Agreement, dated as of June 30, 2004, by and among SLM Funding, the Eligible Lender Trustee and the Indenture Trustee.

4.2	Interim Trust Agreement, dated as of June 1, 2004, by and between SLM Funding and the Interim Eligible Lender Trustee.

4.3	Indenture, dated as of June 1, 2004, by and among the Trust, the Eligible Lender Trustee and the Indenture Trustee.

99.1	SLMA Purchase Agreement, dated as of June 30, 2004, by and among SLM Funding, the Interim Eligible Lender Trustee and SLMA.

99.2	ECFC Purchase Agreement, dated as of June 30, 2004, by and among SLM Funding, the Interim Eligible Lender Trustee and ECFC.

99.3	Sale Agreement, dated as of June 30, 2004, by and among SLM Funding, the Interim Eligible Lender Trustee, the Eligible Lender Trustee and the Trust.

99.4	Administration Agreement, dated as of June 30, 2004, by and among the Trust, the Administrator, SLM Funding, the Eligible Lender Trustee, the Servicer and the Indenture Trustee.